United States
Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: January 8, 2024

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30A	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 8, 2024, Realty Income Corporation (the “Company,” “Realty Income,” “our,” “us” or “we,” which terms include, unless otherwise expressly stated or the context otherwise requires, its consolidated subsidiaries) provided certain updates with respect to its recent investments, capital raising, liquidity and litigation matters, as set forth below.

Unless as otherwise indicated or the context otherwise requires, for purposes of the following disclosures, (a) references to our “revolving credit facility” and similar references mean our $4.25 billion unsecured revolving credit facility (excluding a $1.0 billion expansion option, which is subject to obtaining lender commitments and other customary conditions) and references to our “commercial paper programs” and similar references mean, collectively, our $1.5 billion U.S. Dollar-denominated unsecured commercial paper program and our $1.5 billion Euro-denominated unsecured commercial paper program; (b) references to our “clients” mean our tenants, (c) references to “GBP,” “Sterling” and “£” are to the lawful currency of the United Kingdom; and (d) references to “Euro” and “€” are to the lawful currency of the European Union. For purposes of determining the aggregate amount of borrowings outstanding under our revolving credit facility as of any specified date, borrowings denominated in GBP and Euros are translated into U.S. dollars using the applicable exchange rates as in effect from time to time.

Acquisitions Update

During the three and twelve months ended December 31, 2023, we invested approximately $2.7 billion and $9.5 billion, respectively, in properties and properties under development, unconsolidated joint ventures, a preferred equity investment and loans at an initial weighted average cash yield of approximately 7.6% and 7.1%, respectively.

The initial weighted average cash yield for acquisitions of properties and properties under development is computed as contractual cash net operating income for the first twelve months following the acquisition date, divided by the total cost of the property (including all expenses borne by us). Initial weighted average cash yield for unconsolidated entities is computed as our pro-rata contractual cash income on the investment for the first twelve months following the acquisition date, after deducting our pro-rata share of debt and preferred interest payments as applicable, divided by the total cost of our common equity investment. Initial weighted average cash yield for loans receivable and preferred equity investment is computed as contractual cash income on the loan receivable and preferred equity investment for the first twelve months following the acquisition date, or in the case of floating rate loans, the cash yield at the time of inception. Since it is possible that a client could default on the payment, total cost or cash yield could differ from our expectations or estimates and we cannot provide assurance that the actual initial weighted average cash yields on the applicable investments will not be lower than those described above. These estimates are preliminary and are based on the most current information available to management.

Liquidity and Capital Markets

ATM Equity Capital Raising

As of December 31, 2023, there were 6.2 million shares of common stock subject to forward sale agreements through our at-the-market (“ATM”) program, representing approximately $337.8 million in estimated net proceeds (assuming full physical settlement of all outstanding shares of common stock subject to such forward sale agreements and certain assumptions made with respect to settlement dates), which have been executed but not settled. In addition, year to date through December 31, 2023, we settled approximately 91.7 million shares of common stock previously sold pursuant to forward sale agreements through our prior and current ATM programs for approximately $5.4 billion of net proceeds. Under our current ATM program, we may offer and sell from time to time up to 120.0 million shares of common stock (1) by us to, or through, a consortium of banks acting as our sales agents or (2) by a consortium of banks acting as forward sellers on behalf of any forward purchasers contemplated thereunder, in each case by means of ordinary brokers’ transactions on the NYSE at prevailing market prices, at prices related to prevailing market prices or at negotiated prices or by any other methods permitted by applicable law. As of December 31, 2023, we had 81.3 million shares remaining available for future issuance under our current ATM program.

Liquidity

As of December 31, 2023, we had a cash and cash equivalents balance of approximately $220.3 million, including £46.0 million denominated in Sterling and €60.9 million denominated in Euro, unsettled ATM forward equity of $337.8 million, and approximately $3.5 billion of availability under our $4.25 billion unsecured revolving credit facility, after deducting $764.4 million in borrowings under our commercial paper programs.

Merger Litigation Update

As previously disclosed, on October 29, 2023, we entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”) with Spirit Realty Capital, Inc., a Maryland corporation (“Spirit”), and Saints MD Subsidiary, Inc., a Maryland corporation and our wholly owned subsidiary (“Merger Sub”). Pursuant to the terms and conditions of the Merger Agreement, upon the closing, Spirit will be merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”).

Following the announcement of the Merger Agreement, and as of the date of this Current Report on Form 8-K, purported stockholders of Spirit have filed three lawsuits challenging disclosures related to the Merger (the “Spirit Complaints”). The Spirit Complaints are Thompson v. Spirit Realty Capital, Inc., et. al., Case No. 2:23cv13219 (E.D. Mich Dec 18, 2023) (the “Thompson Complaint”); Kent v. Spirit Realty Capital, Inc., et. al., Case No. 2:23-cv-13232 (E.D. Mich Dec 19, 2023) (the “Kent Complaint”); and Snow v. Kevin Charlton, et. al., Case No. 72567/2023 (Sup. Ct. Westchester Cnty. 2023) (the “Snow Complaint”).

The Thompson and Kent Complaints name Spirit and the members of the Spirit board of directors as defendants. The Snow Complaint names Spirit, the members of the Spirit board of directors and Realty Income as defendants.

The Thompson and Kent Complaints allege that Spirit and the members of the Spirit board of directors violated Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 14a-9 promulgated thereunder by preparing and disseminating a registration statement that misstates or omits certain allegedly material information. They also allege that the members of the Spirit board of directors violated Section 20(a) of the Exchange Act by causing Spirit to disseminate a misleading registration statement.

The Snow Complaint alleges violations of Maryland state law based on alleged breaches of fiduciary duty, allegedly misleading statements and omissions in the proxy statement/prospectus related to the Merger (the “proxy statement/prospectus”), and alleged aiding and abetting of such violations. It also alleges a claim under New York law for negligent misrepresentation and concealment.

Each of the Spirit Complaints seeks, among other things, injunctive relief enjoining Spirit from holding the stockholder vote to approve the Merger and/or the consummation of the Merger, rescission or rescissory damages in the event the Merger is consummated, and an award of the plaintiff’s costs, including attorneys’ and experts’ fees.

In addition to the Spirit Complaints, beginning on December 19, 2023, purported stockholders of Spirit sent demand letters (the “Demands,” and together with the Spirit Complaints, the “Matters”) alleging similar deficiencies regarding the disclosures made in the proxy statement/prospectus.

All of the defendants believe that the Matters are without merit. However, litigation is inherently uncertain and there can be no assurance regarding the likelihood that the defendants’ defense of the actions will be successful. Additional lawsuits arising out of the Merger may also be filed in the future. While Spirit and Realty Income believe that the disclosures set forth in the proxy statement/prospectus comply fully with applicable law, to moot plaintiffs’ disclosure claims and to avoid nuisance, potential expense and delay, Spirit and Realty Income intend to voluntarily supplement the proxy statement/prospectus with supplemental disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used herein, the words “estimated,” “anticipated,” “expect,” “believe,” “intend,” “continue,” “should,” “may,” “likely,” “plans,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of our business and portfolio (including our growth strategies and our intention to acquire or dispose of properties including the timing and terms), re-leases, re-development and speculative development of properties and expenditures related thereto; future operations and results; the announcement of operating results, strategy, plans, and the intentions of management; trends in our business, including trends in the market for long-term leases of freestanding, single-client properties; and statements regarding the anticipated or projected impact of our proposed Merger, if consummated, on our business, results of operations, financial condition or prospects). Forward-looking statements regarding the anticipated or projected impact of the proposed Merger may include, without limitation, statements regarding potential impacts on our adjusted funds from operations, general and administrative and other corporate expenses, leverage ratios and other credit metrics if the Merger is consummated; potential changes in our interest expense from refinancing or repaying outstanding Spirit indebtedness or preferred equity subsequent to the Merger, if consummated, and potential interest rates at which such indebtedness and preferred equity could be refinanced; statements regarding the potential impact of the Merger, if consummated, on our cash flow and dividend coverage durability; and pro forma information regarding the combined company assuming the Merger is consummated. Likewise, all such pro forma financial statements and other pro forma information has been prepared on the basis of certain assumptions and estimates and is subject to other uncertainties and does not purport to reflect what our actual results of operations or financial condition or this other pro forma information would have been had the Merger been consummated on the dates assumed for purposes of such pro forma financial statements and information or to be indicative of our financial condition, results of operations or metrics as of or for any future date or period. In that regard, there can be no assurance that the proposed Merger will be consummated on the terms or timeline currently contemplated, or at all.

Forward-looking statements are subject to risks, uncertainties, and assumptions about us, which may cause our actual future results to differ materially from expected results. Some of the factors that could cause actual results to differ materially are, among others, our continued qualification as a real estate investment trust; general domestic and foreign business, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation and its impact on our clients and us; access to debt and equity capital markets and other sources of funding; continued volatility and uncertainty in the credit markets and broader financial markets; other risks inherent in the real estate business including our clients’ defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments, and potential damages from natural disasters; impairments in the value of our real estate assets; changes in domestic and foreign income tax laws and rates; our clients’ solvency; property ownership through joint ventures and partnerships which may limit control of the underlying investments; current or future epidemics or pandemics, measures taken to limit their spread, the impacts on us, our business, our clients (including those in the theater and fitness industries), and the economy generally; the loss of key personnel; the outcome of any legal proceedings to which we are a party or which may occur in the future; acts of terrorism and war; the structure, timing and completion of the announced Merger between our subsidiary and Spirit and any effects of the announcement, pendency or completion of the announced Merger, including the anticipated benefits therefrom; and those additional risks and factors discussed in our reports filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements. Those forward-looking statements are not guarantees of future plans and performance and speak only as of the date of this report. Actual plans and operating results may differ materially from what is expressed or forecasted herein. We do not undertake any obligation to update forward-looking statements or publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2024	REALTY INCOME CORPORATION

	By:	/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary